UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): December 10, 2002

                          INTERNATIONAL SURFACING, INC.
               (Exact name of registrant as specified in charter)

                           HARMONICA ACQUISITION CORP.
                           (Former name of registrant)


                          Delaware 000-31403 52-2257557
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)

               5 Erie Street, Garfield, New Jersey          07026
             (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (973) 253-6131


                                   Copies to:
                             Richard Friedman, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01         Change in Registrant's Certifying Accountant

     On December 31, 2003, International Surfacing, Inc., a Delaware corporation (f/k/a Harmonica Acquisition Corp.) (the "Company"), filed a Form 8-K Current Report disclosing that the Company had terminated Ernst & Young LLP ("E&Y") as its auditors. This Form 8-K was inaccurate as E&Y was never engaged by the Company and has never performed services for the Company.

     In November 2002, subsequent to the change in control of the Company in connection with the Exchange Stock Agreement entered with International Surfacing, Inc., a New Jersey corporation, the Company ceased all contact with Weinberg & Company, P.A. ("Weinberg"), which effectively resulted in the resignation of Weinberg (the "Resignation").

     On January 2, 2003, the Company engaged Tedder James Worden & Associates ("Tedder"), as its principal independent accountant. This decision to engage Tedder was taken upon the unanimous approval of the Board of Directors of the Company.

     During the two fiscal years ended December 31, 2001 and December 31, 2000, and through to the Resignation, (i) there were no disagreements between the Company and Weinberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Weinberg would have caused Weinberg to make reference to the matter in its reports on the Company's financial statements, and (ii) Weinberg's report on the Company's financial statements did not contain any other adverse opinion, disclaimer of opinion, or modification or qualification of opinion except that Weinberg's opinion in its report on the Company's financial statements for the years ended December 31, 2001 and 2000 expressed substantial doubt with respect to the Company's ability to continue as a going concern due to the fact that the Company is in the development stage, has no established source of revenue and is dependent on its ability to raise capital from stockholders or other sources to sustain operations. It should be noted that Weinberg did not account, review or audit the Company's financial statement for December 31, 2003 and 2002 or through the Resignation. During the last two most recent fiscal years ended December 31, 2003 and December 31, 2002 and through the Resignation, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

     During the two most recent fiscal years and through the Resignation, the Company has not consulted with Tedder regarding either:

     1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Tedder concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

     2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

     The Company has requested that Weinberg furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01      Financial Statements and Exhibits

               16.1 Letter from Weinberg & Company, P.A. dated November 4, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERNATIONAL SURFACING, INC.



Date:  November 4, 2004                     /s/ Sam Serritella
                                            ---------------------------
                                                Sam Serritella
                                                Chief Executive Officer